VII GUARANTEE

                         GUARANTEE, dated as of September 29, 1994, made by
               Viacom International Inc., a Delaware corporation (the "Guarantor"), in favor of the banks (the "Banks") parties to the Credit Agreement (as defined below), The Bank of New York, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Bank of America NT&SA, as managing agents (the "Managing Agents") for the Banks, the Bank of New York, as documentation agent (the "Documentation Agent") for the Banks, Citibank, N.A., as administrative agent (the "Administrative Agent") for the Banks, JP Morgan Inc. as syndication agent (the "Syndication Agent") for the Banks and the banks identified as agents on the signature pages of the Credit Agreement, as agents (the "Agents") for the Banks.

                                   W I T N E S S E T H:
                                   - - - - - - - - - -

                         WHEREAS, the Documentation Agent, the
               Administrative Agent, the Syndication Agent (collectively the "Facility Agents"), the Managing Agents, the Agents and the Banks have entered into a credit agreement dated as of September 29, 1994 (said agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein and not otherwise defined herein being used herein as therein defined) with Viacom Inc., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"); and

                         WHEREAS, it is a condition precedent to the
               Initial Funding Date under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee;

                         NOW, THEREFORE, in consideration of the premises
               and in order to induce the Banks to make the Loans under the Credit Agreement, the Guarantor hereby agrees as follows:

                         SECTION 1.  Guarantee.  The Guarantor hereby
                                     ---------
               unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, whether for borrowed money, interest, fees or any other amounts due thereunder or otherwise (the "Obligations") and any and all expenses (including counsel fees and expenses) reasonably incurred by any Bank, Facility Agent, Managing Agent or Agent in enforcing any rights under this Guarantee.



























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                         SECTION 2.  Guarantee Absolute.  The Guarantor
                                     ------------------
               guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regard-less of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Bank, Facility Agent, Managing Agent or Agent with respect thereto. The liability of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of:

                            (i) any lack of validity or enforceability of the Credit Agreement or any other agreement or instrument relating thereto;

                           (ii)      any change in the time, manner or
                         place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement;

                          (iii)      any exchange, release or non-
                         perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or

                           (iv)      any other circumstance which might
                         otherwise constitute a defense available to, or a discharge of, the Borrower, or a guarantor.

                         SECTION 3.  Waiver.  The Guarantor hereby waives
                                     ------
               all notices with respect to any of the Obligations and this Guarantee and any requirement that any Bank, Facility Agent, Managing Agent or Agent protect, secure, perfect or insure any security interests or lien on any property subject thereto or exhaust any right or take any action against the Borrower, or any other person or entity or any collateral.

                         SECTION 4.  Subrogation.  (a)  The Guarantor shall
                                     -----------
               not exercise any rights which it may have acquired by way of subrogation under this Guarantee, by any payment made hereunder or otherwise nor shall the Guarantor seek any reimbursement from Borrower in respect of payments made by the Guarantor hereunder, unless and until all of the Obligations shall have been paid to the Banks and discharged, in full, and if any payment shall be made to the Guarantor on account of such subrogation or reimbursement rights at any time when the Obligations shall not have been paid and discharged, in full, each and every amount so paid shall forthwith be paid to the Banks to be credited and




















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               applied against the Obligations, whether matured or
               unmatured.

                         (b)  If, pursuant to applicable law, the
               Guarantor, by payment or otherwise, becomes subrogated to all or any of the rights of the Banks under any of the Loan Documents, the rights of the Banks to which the Guarantor shall be subrogated shall be accepted by the Guarantor "as is" and without any representation or warranty of any kind by the Banks, express or implied, with respect to the legality, value, validity or enforceability of any of such rights, or the existence, availability, value, merchantabil-ity or fitness for any particular purpose of any collateral and shall be without recourse to the Banks.

                         SECTION 5.  Representations and Warranties.  The
                                     ------------------------------
               Guarantor hereby represents and warrants as follows:

                         (a)  It is a corporation duly incorporated,
               validly existing and in good standing under the laws of the State of Delaware.

                         (b) The execution, delivery and performance by the Guarantor of this Guarantee are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene the Guarantor's charter or by-laws, any law or any contractual restriction binding on or affecting and material to the Guarantor, and do not result in or require the creation of any Lien upon or with respect to any of its properties.

                         (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guarantee.

                         (d) This Guarantee is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except where such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditor's rights generally or equitable principles relating to enforceability.

                         (e) There is no pending or threatened action or proceeding affecting the Guarantor before any court, governmental agency or arbitrator, in which, individually or in the aggregate, there is a reasonable probability of an adverse decision which could have a Material Adverse Effect or result in a Material Credit Agreement Change.




















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                         SECTION 6.  Addresses for Notices.  All notices
                                     ---------------------
               and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered, if to the Guarantor, addressed to it at c/o Viacom Inc., 1515 Broadway, New York, New York 10036, Attention: Treasurer, if to any Bank, Facility Agent, Managing Agent or Agent, addressed to it at the address of such Bank, Facility Agent, Managing Agent or Co-Agent (as the case may be) specified in the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and shall, when delivered or telecopied, be effective when received.

                         SECTION 7.  No Waiver; Remedies.  No failure on
                                     -------------------
               the part of any Bank, Facility Agent, Managing Agent or Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                         SECTION 8.  Right of Set-off.  Upon the occurrence
                                     ----------------
               and during the continuance of any Event of Default (as defined in the Credit Agreement) and, except in the case of one of the events referred in clause (f) of Section 9.1 of the Credit Agreement, the making of the request or the granting of the consent specified by Section 9.1 of the Credit Agreement to authorize the Administrative Agent to declare all amounts under the Credit Agreement due and payable pursuant to the provisions of said Section 9.1, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebted-ness at any time owing by such Bank to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guarantee, irrespective of whether or not such Bank shall have made any demand under this Guarantee and although such obligations may be contingent and unmatured. Each Bank agrees promptly to notify the Guarantor after any such set-off and application made by such Bank; provided, however,
                                                      --------  -------
               that the failure to give such notice shall not affect the validity of such set-off and application. The rights of



















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               each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

                         SECTION 9.  Continuing Guarantee; Transfer of
                                     ---------------------------------
               Interest.  This Guarantee is a continuing guaranty and shall
               --------
               (i) remain in full force and effect until indefeasible payment in full of the Obligations and all other amounts payable under this Guarantee, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by any Bank, Facility Agent, Managing Agent or Agent, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), any Bank may assign or otherwise transfer all or any part of its rights and obligations under the Credit Agreement in accordance therewith, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to such Bank herein or otherwise, subject, however, to the provisions of Article XI of the Credit Agreement.

                         SECTION 10.  Reinstatement.  This Guarantee shall
                                      -------------
               remain in full force and effect and continue to be effective should any petition be filed by or against any Loan Party (as defined in the Credit Agreement) for liquidation or reorganization, should any Loan Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Loan Party's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of this Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                         SECTION 11.  Limitation of Obligation. The
                                      ------------------------
               liability of the Guarantor under this Guarantee shall not exceed the greater of (i) 95% of the Adjusted Net Assets (as defined below) of the Guarantor on the date of delivery hereof and (ii) 95% of the Adjusted Net Assets (as defined below) of the Guarantor on the date of any payment hereunder; provided, that nothing in this Section 11 shall
                          --------
               be construed to limit the liability of the Guarantor under




















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               any other Loan Document to which it is a party.  "Adjusted
                                                                 --------
               Net Assets" of any Guarantor at any date means the lesser of
               ----------
               (x) the amount by which the fair value of the property of such Guarantor (including, without limitation, rights of subrogation, contribution, and similar rights) exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Guarantee, of the Guarantor at such date and (y) the amount by which the present fair salable value of the assets of the Guarantor (including, without limitation, rights of subrogation, contribution, and similar rights) at such date exceeds the amount that will be required to pay the probable liability of the Guarantor on its debts, excluding debt in respect of this Guarantee, as they become absolute and matured.

                         SECTION 12.  GOVERNING LAW.  THIS GUARANTEE SHALL
                                      -------------
               BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS.

                         SECTION 13.  WAIVER OF JURY TRIAL.  THE GUARANTOR
                                      --------------------
               WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEED-ING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER, UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER LOAN DOCUMENTS RELATIVE TO EACH OF THE FOREGOING.

                         IN WITNESS WHEREOF, the Guarantor has caused this
               Guarantee to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        VIACOM INTERNATIONAL INC.


                                        By:__________________________
                                        Name:
                                        Title:

































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